GABELLI GOLD FUND, INC.

FIRST QUARTER REPORT - MARCH 31, 1997

                                                                       [PHOTO]
                                                                  CAESAR BRYAN









TO OUR SHAREHOLDERS:

        The continued strength of the dollar and rumors of further central bank or official sector sales caused further weakness in the price of gold during the first quarter of 1997. By the end of March, the price of gold had fallen by $17.50 to $351.00 per ounce, which is a decline of 4.8%.

        In this lackluster gold price environment, gold equities performed poorly and the Gabelli Gold Fund declined by 4.0% during the quarter under review. This compares with a fall of 7.9% and 10.8% for the average gold fund monitored by Lipper Analytical Services Inc. and the Philadelphia Index of gold and silver stocks (XAU index), respectively.



INVESTMENT RESULTS (a)
==========================================================================================
                                                              Quarter
                                    ------------------------------------------------------
                                    1st         2nd         3rd         4th         Year
                                    ---         -----      -----       -----        -----
1997:       Net Asset Value ......  $11.83       --          --          --          --
            Total Return .........   (4.0)%      --          --          --          --
------------------------------------------------------------------------------------------
1996:       Net Asset Value ......  $14.00      $13.40      $13.46      $12.32      $12.32
            Total Return .........   22.7%       (4.3)%       0.4%        (8.5)%      8.0%
------------------------------------------------------------------------------------------
1995:       Net Asset Value ......  $11.00      $11.96      $12.27      $11.41      $11.41
            Total Return .........   (0.6)%       8.7%        2.6%        (7.0)%      3.1%
------------------------------------------------------------------------------------------
1994:       Net Asset Value ......    --          --        $12.37      $11.07      $11.07
            Total Return .........    --          --         23.7%(b)   (10.5)%      10.7%(b)

================================================================================
                  Average Annual Returns - March 31, 1997 (a)
-------------------------------------------------------------------------------
          1 Year...........................................(15.5)%

          Life of Fund(b)...................................18.3%
-------------------------------------------------------------------------------
(a) Total returns reflect changes in share price and are net of expenses. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost.
(b) From commencement of operations on July 11, 1994.

NOTE: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks. Investing in gold is considered speculative and is affected by a variety of world-wide economic, financial and political factors.
================================================================================

OUR INVESTMENT OBJECTIVE

        The Fund's objective is to obtain long-term capital appreciation by investing in the equity securities of foreign and domestic issuers principally engaged in gold and gold-related activities.

OUR APPROACH

        We look at a number of company specifics in order to determine which gold stocks are relatively undervalued. Our primary focus is on capitalization per ounce of production and, more importantly, on capitalization per ounce of recoverable reserves. This determines how much gold actually backs every dollar invested in a gold company. We appreciate that every mining company must replace the gold that it mines, and we place a heavy emphasis on the quality of management and their ability to create shareholder wealth. We invest globally with an emphasis on gold-producing companies.

[THE FOLLOWING TABLE REPRESENTS A CHART IN THE PRINTED PIECE.]

HOLDINGS BY GEOGRAPHIC REGION - 3/31/97




NORTH AMERICA ..................    59.3%
SOUTH AFRICA ...................    29.3%
AUSTRALIA ......................    8.8%
OTHER ..........................    2.6%



THE PORTFOLIO

GLOBAL ALLOCATION

        The chart at the right presents the Fund's holdings by geographic region as of March 31, 1997. The geographic allocation will change based on future global market conditions.

        Countries and/or regions or companies represented in the chart and below may or may not be included in the Fund's portfolio in the future.

COMMENTARY

        The most significant event of the quarter was the sharp fall in the share price of many of the exploration companies that occurred during the last week of March. This was caused by the announcement by Freeport-McMoRan Copper & Gold Inc. (FTX - $29.25 - NYSE) that the gold discovery made by Bre-X Minerals
Ltd. (BXM - $1.75 - Toronto) at Busang in Indonesia possibly contains an insignificant amount of gold. The share price of Bre-X Minerals promptly collapsed and most other exploration stocks were hard hit. The discrepancy between Bre-X's previous claims that the property contained at least 71 million ounces of gold and Freeport's recent announcement remains a mystery. The market awaits further test results.

        The Gabelli Gold Fund did not own any Bre-X shares and has a limited exposure to gold exploration stocks that have no gold production. However, the whole sector was adversely affected by the Bre-X news. We believe that the current environment presents an opportunity for further consolidation in the industry. Larger gold companies now have the chance to acquire gold reserves and resources at more attractive prices. The Fund has positions in a number of small and medium sized producers which we continue to believe are attractive acquisition targets.

        Investor sentiment towards gold bullion remains poor. This is largely due to the fear of further European central bank sales and producer forward sales. The recent announcement by the Swiss authorities that they intend to seek popular approval for the sale of gold reserves further hurt sentiment even though sales from this source would only occur in 1999, if at all. The market now assumes that European central banks will continue to fill the shortfall in gold supply that is required despite continued statements from the Deutsche Bundesbank that such sales are likely to be limited and that Germany does not intend to sell any gold.

        Anecdotal evidence suggests that the recent fall in the gold price has caused physical demand, particularly from the Far East, to rise sharply. Also, some market observers believe that a Far Eastern central bank may be increasing its gold holdings. This sharp rise in physical demand should prevent the gold price from declining below its current level.

LET'S TALK STOCKS

        The following are stock specifics on selected holdings of our Fund. Favorable EBITDA (earnings before interest, taxes, depreciation and amortization) prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.


RANDGOLD AND EXPLORATION COMPANY LTD. (RNGJN.J - $7.86 - JOHANNESBURG STOCK EXCHANGE) Randgold owns stocks in a number of mines in South Africa including Harmony Gold Mines and Durban Roodepoort Mines, as well as exploration assets and gold mines in the rest of Africa through a subsidiary called Randgold Resources. New management joined the company in 1994 and has undertaken a comprehensive review of the company's activities and structure. This has resulted in a change in the relationship between Randgold and its operating mines, reducing head office staff and instituting productivity enhancing reforms such as buying neighboring mines. Randgold Resources recently purchased an operating gold mine from B.H.P., the large Australian metals company, and we expect Randgold Resources will attempt to list its shares during 1997. Randgold offers investors sensitivity to higher gold prices through its producing mines and also to reserve growth through Randgold Resources. Randgold Resources has a number of promising exploration properties outside South Africa, the value of which we believe has not been fully recognized by the market.


STILLWATER MINING LTD. (PGMS - $19.625 - NASDAQ) is the only U.S. producer of platinum and palladium, rare precious metals used in many industrial applications and in the jewelry industry. The largest use for platinum is in catalytic converters for the auto industry, while about half of the supply of palladium is consumed in the production of electric components for personal computers and cellular telephones. Historically, the price of platinum has traded at a premium to the gold price. The company's reserves of platinum and palladium at year end 1996 totaled 21.6 million ounces, which is roughly equivalent to 12 million ounces of gold. In addition to this, Stillwater announced a total mineral inventory of 25.4 million ounces, equivalent to 14 million ounces of gold. Based on a market capitalization to reserves, this makes Stillwater very cheap relative to North American gold companies. New management is concentrating on improving profitability and expanding the operation. Stillwater went public at the end of 1994 and raised the necessary funds to finance the mine expansion.

GOLDCORP INC. (GA.TO - $8.31 - TORONTO STOCK EXCHANGE) is a mid-sized Canadian gold producer with two producing gold mines and two industrial mineral operations. The company's most significant asset is the Red Lake Mine, which is part of a major production camp in Canada. Recent exploration drilling has revealed high grade ore zones, previously unknown, which will add significantly to the mine's reserves. These new discoveries will necessitate some capital expenditures, which the company will easily be able to finance from its current cash position of $50 million. GoldCorp is undervalued relative to other mid-sized producers and we expect management to add significantly to shareholder value.


BEMA GOLD CORPORATION (7.50% SUB. DEB. CV. 2/28/00) is a junior Canadian-based growth gold mining company active in South America. In 1996 the company entered the ranks of a producing company when its 50%-owned Refugo Mine in Chile started operations. This mine is expected to produce over 230,000 ounces per year. Cash flow from this mine and a small operation in Venezuela will be used to carry out an aggressive drilling program on a number of properties, of which the most exciting is the Cerro Casale gold-copper porphyry deposit.


CIA DE MINAS BUENAVENTURA S.A. (BLE.LM - $9.42 - LIMA STOCK EXCHANGE) is one of Peru's leading mining companies. Its major asset is a 43% stake in Yanacocha, which is one of the most profitable gold operations in the world and South America's largest gold mine. The operator is Newmont Mining and in 1996 the mine produced over 800,000 ounces at a cash cost of $107 per ounce. After mine depletion, 1.2 million ounces of gold were added to reserves during 1996. Newmont Mining, in its 1996 annual report, describes Yanacocha as "a gold producer's dream." Buenaventura has interests in a number of other gold and silver mines in Peru as well as promising exploration properties. Buenaventura's exploration joint venture partners include Barrick Resources, Echo Bay and Cyprus Amex.


TVX GOLD, INC. (TVX - $7.01 - NYSE) is a mid-sized gold producer with four operating mines. Its largest mine is La Coipa in Chile, a joint venture with Placer Dome Inc., one of the world's largest gold producers. The other mines are located in Brazil and Canada. The company has been very actively pursuing a growth strategy, which includes acquisitions and exploration. The single most exciting project within the company is in Greece at Kassandra. This property was sold to TVX by the Government of Greece and mining has been conducted there for centuries. However, TVX has discovered further resources and Kassandra will become a significant producer of gold for the company. This spring another of TVX's development properties, Mussellwhite, will begin operations. We believe TVX is one of the cheapest mid-capitalization gold stocks on a reserve basis in North America.


NEWMONT MINING CORPORATION (NEM - $38.75 - NYSE) is one of the premier growth gold mining companies in North America. Until recently, the company's operations were limited to the Carlin Trend in Nevada, which produced 1.7 million ounces of gold in 1996. However, the company is now beginning to benefit from exploration expenditures outside the United States. In 1996, Newmont began gold production at Minahasa in Indonesia, adding to its existing overseas operations at Yanacocha in Peru and Zarafsham in Uzbekistan. In March 1997, Santa Fe Gold accepted Newmont's merger offer. The combined company will have 55 million ounces of reserves and gold production of 4 million ounces by 1998. The merged company will have an excellent land position in Nevada for further exploration and the potential to cut costs at existing operations.

IAM GOLD (IMG.TO - $4.34 - TORONTO STOCK EXCHANGE) International African Mining Gold Corporation is involved in the exploration and development of gold properties primarily in West Africa. The company sought out interesting properties before West Africa became popular among junior exploration companies. The company's main asset is their 38% ownership of the Sadiola gold mine in Mali. The mine has recently begun production at an annual rate of about 400,000 ounces at a very low cash cost of less than $150 per ounce. IAM Gold's partner in this mine is Anglo American. The company also has a joint venture with Ashanti Goldfields to explore for gold in Ghana, Guinea, Niger and Senegal. More recently, IAM Gold has turned its attention to South America and has obtained exploration concessions in Ecuador.


EURO-NEVADA MINING CORPORATION (EN.TO - $28.90 - TORONTO STOCK EXCHANGE) is a sister company of Franco-Nevada and shares the same management. However, Euro-Nevada only invests in gold royalty properties. The company's flagship royalty properties are its 4% net smelter return and 5% net profits interest royalty on Barrick Gold's Meikle Mine in the Carlin Trend of Nevada. The company has assembled impressive royalty properties, many of which are in production. Among a number of recent exciting developments is the continuing flow of news from the company's Midas joint venture in Nevada with Franco-Nevada. Euro-Nevada owns 50% of this project which will be one of the lowest cost gold mines in the world when it comes into production.


THE PIONEER GROUP INC. (PIOG - $25.875 - NASDAQ), based in Boston, engages in two main businesses: asset management and gold mining. The company owns 90% of the Teberebie gold mine, which is Ghana's second largest mine. In 1996, the mine produced a little more than 200,000 ounces. Teberebie experienced some operating difficulties in 1996 and management has made changes in the mining method, which should improve efficiencies. Reserves at the mine total over 9 million ounces which would support further mine expansions. Pioneer also operates a successful mutual fund business in the United States and some foreign countries with $17.0 billion under management at the end of 1996. The company has also invested in other natural resource businesses and financial services outside the United States which we expect to be successful.


MINIMUM INITIAL INVESTMENT - $1,000

        The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Furthermore, Gabelli Gold Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

GABELLI U.S. TREASURY MONEY MARKET FUND

        Shareholders of any of the Gabelli Funds may invest in The Gabelli U.S. Treasury Money Market Fund with an initial investment of $3,000 or more. The Fund provides checkwriting and exchange privileges. The Fund's expenses are capped at .30% of average net assets, making it one of the most attractive U.S. Treasury-only money market funds. With dividends that are exempt from state and local income taxes in all states, the Fund is an excellent vehicle in which to store idle cash. An investment in The Gabelli U.S. Treasury Money Market Fund is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Fund will maintain a stable $1 per share net asset value. Call us at 1-800-GABELLI (1-800-422-3554) for a prospectus which gives a more complete description of the Fund, including management fees and expenses. Read it carefully before you invest or send money.

INTERNET

        You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, quarterly reports, closing prices, IRAs, 401(k)s and other current news. You can also send us e-mail at info@gabelli.com.

IN CONCLUSION

        The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's NASDAQ symbol is GOLDX. Please call us during the day for further information.

        We thank you for your confidence in our investing abilities and wish you a productive and financially rewarding 1997.

                                   Sincerely,




                                  /s/Caesar Bryan
                                  ---------------
                                  CAESAR BRYAN
                                  President and Portfolio Manager
May 1, 1997

-------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                 MARCH 31, 1997
                                 --------------

Randgold and Exploration Company Ltd.
Stillwater Mining Ltd.
GoldCorp Inc.
Bema Gold Corp.
TVX Gold, Inc.
Newmont Mining Corporation
IAM Gold
Cia de Minas Buenaventura S.A
Randgold Resources
Euro-Nevada Mining Corporation
-------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

GABELLI GOLD FUND, INC.
PORTFOLIO OF INVESTMENTS -- MARCH 31, 1997 (UNAUDITED)
===============================================================================

                                                                        Market
   Shares                                                               Value
  -------                                                               ------
              COMMON STOCKS - 96.39%
              METALS AND MINING -
              AUSTRALIA - 8.50%
     21,658   AGSM............................................       $   2,166
    230,000   Emperor Mines Ltd.+.............................         350,713
    300,000   Kimberley Diamond Co. NL........................          63,666
    250,000   Menzies Gold NL.................................         102,180
     60,000   Plutonic Resources Ltd..........................         233,442
     80,000   Ranger Minerals N.L.+...........................         266,611
    140,000   Resolute Samantha Ltd...........................         302,610
                                                                    ----------
                                                                     1,321,388
                                                                    ----------
              IRELAND - 1.83%
    347,271   Glencar Explorations plc+.......................         284,762
                                                                    ----------
              NORTH AMERICA - 53.29%
     44,257   Avgold Ltd......................................          90,606
     17,000   Casmyn Corp.....................................         140,250
     50,000   Dayton Mining Corporation.......................         205,925
     17,600   Euro-Nevada Mining Corporation..................         508,671
      9,500   Franco-Nevada Mining Corporation................         439,306
     10,000   Getchell Gold Corp.+............................         406,250
     89,600   GoldCorp Inc. Cl. A.............................         744,509
     30,000   Golden Star Resources Ltd.+.....................         313,223
      5,000   Golden Star Resources Ltd. ADR+.................          52,500
     25,000   Greenstone Resources Ltd........................         252,890
     94,200   Guyanor Resources SA+...........................         374,350
    130,000   IAM Gold+.......................................         563,584
     13,000   Lazare Kaplan International, Inc.+..............         198,250
     70,000   Meridian Gold Inc.+.............................         177,023
     90,000   Minorca Resources Inc...........................          92,666
     45,000   Miramar Mining Corporation+.....................         188,584
     15,000   Newmont Mining Corporation......................         581,250
     31,000   North American Palladium Ltd.+..................         123,031
     19,200   Pioneer Group, Inc..............................         496,800
     21,300   Placer Dome Inc.................................         386,062
     50,000   Prime Resources Group...........................         391,980
     44,250   Stillwater Mining Ltd. (b) (c)+.................         868,406
     90,000   TVX Gold, Inc.+.................................         630,780
      8,000   Valerie Gold Resources Ltd......................          15,607
    400,000   Venoro Gold Corp. Cl. A+........................          46,243
                                                                    ----------
                                                                     8,288,746
                                                                    ----------
              PERU - 4.29%
     13,825   Cia De Minas Buenaventura SA - Class B..........         145,573
     55,301   Cia De Minas Buenaventura SA - Class C..........         520,997
                                                                    ----------
                                                                       666,570
                                                                    ----------
              SOUTH AFRICA - 28.48%
     17,664   Ashanti Goldfields Co. Ltd. GDR.................         242,887
    167,900   Blyvooruitzicht Gold Mining Ltd.................         205,127
     30,000   Blyvooruitzicht Gold Mining Ltd. Unsponsored ADR         105,000
    130,000   Deelkraal Gold+.................................         111,748
    100,000   Deelkraal Gold ADR+.............................          85,973
     27,500   Durban Roodepoort Deep, Ltd.....................         225,537
     34,000   Harmony Gold Mining Ltd. ADR....................         276,889
     25,000   Impala Platinum Holdings Ltd....................         298,323
    128,355   Kalahari Goldridge Mining Co., Ltd..............          91,475
    367,750   Northam Platinum Limited+.......................         199,683
     31,195   Randfontein Estates Gold Mining Company Ltd. ADR         141,135
    203,547   Randgold and Exploration Company Ltd.+..........       1,600,285
     20,161   Rangold Resources Ltd.+.........................         514,106
     36,700   Saint Helena Gold Mines Ltd.....................         204,144
     50,000   West Rand Consolidated Mines Ltd................         127,814
                                                                    ----------
                                                                     4,430,126
                                                                    ----------
              TOTAL COMMON STOCKS ............................      14,991,592
                                                                    ----------

Principal
  Amount
 or Shares
----------
              PREFERRED STOCKS - 0.56%
              SOUTH AFRICA - 0.56%
     11,000   Durban Roodepoort Deep, Ltd. Pfd................          87,104
                                                                    ----------
              TOTAL PREFERRED STOCKS .........................          87,104
                                                                    ----------
              OPTIONS - 0.69%
              SOUTH AFRICA - 0.69%
     36,000   Durban Roodepoort Deep, Ltd.+...................         107,499
                                                                    ----------
              TOTAL OPTIONS - ................................         107,499
                                                                    ----------
              WARRANTS - 0.34%
              AUSTRALIA - 0.26%
    180,500   Lone Star Exploration Exp. 7/31/97+.............          40,434
                                                                    ----------
              CANADA - 0.00%
      4,000   Valerie Gold Resources Ltd. Special Warrants+...               0
                                                                    ----------
              SOUTH AFRICA - 0.08%
     21,900   Blyvooruitzicht Gold Mining Ltd. Exp. 1/1/2001+.          12,635
     19,750   Northam Platinum Limited Exp. 12/31/97+.........             357
                                                                    ----------
                                                                        12,992
                                                                    ----------
              TOTAL WARRANTS .................................          53,426
                                                                    ----------
              CONVERTIBLE CORPORATE BONDS- 6.00%
              NORTH AMERICA - 6.00%
    200,000   Atlas Corporation Sub. Deb. Cv.
                7.00%, 10/25/00 (a)...........................         180,000
    200,000   Bema Gold Corporation Sub. Deb. Cv.
                7.50%, 02/28/00...............................         677,360
    100,000   William Resources Ltd. Sub. Deb. Cv.
                1.00%, 01/23/02...............................          76,553
                                                                    ----------
              TOTAL CONVERTIBLE CORPORATE BONDS ..............         933,913
                                                                    ----------
              TOTAL INVESTMENTS - 103.98% ....................      16,173,534
              Liabilities, in excess of Other Assets--(3.98)%..       (619,103)
                                                                    ----------
              NET ASSETS - 100.00% ...........................     $15,554,431
                                                                    ==========
                (1,314,475 shares outstanding)
              NET ASSET VALUE AND REDEMPTION PRICE PER SHARE .          $11.83
                                                                        ======

-----------------------------------------------------------
(a) Security exempt from registration under Rule 144A of the Securities Act of 1993. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 1997, Rule 144A security amounted to $180,000 or 1.2% of net assets.
(b) Security is fair valued pursuant to procedures established by the Board of Directors.
(c) Security restricted as to resale. This investment was acquired on September 14, 1994 and represents 5.6% of net assets at March 31, 1997.
ADR--American Depositary Receipt
GDR--Global Depositary Receipt
  + Non-income producing security

                             GABELLI GOLD FUND, INC.
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               BOARD OF DIRECTORS
Mario J. Gabelli, CFA
CHAIRMAN AND
CHIEF INVESTMENT OFFICER
GABELLI FUNDS, INC.

E. Val Cerutti
CHIEF EXECUTIVE OFFICER
CERUTTI CONSULTANTS, INC.

Anthony J. Colavita
ATTORNEY-AT-LAW
ANTHONY J. COLAVITA, P.C.

Karl Otto Pohl
FORMER PRESIDENT
DEUTSCHE BUNDESBANK

Werner J. Roeder, MD
DIRECTOR OF SURGERY
LAWRENCE HOSPITAL

Anthonie C. van Ekris
MANAGING DIRECTOR
BALMAC INTERNATIONAL, INC.

Daniel E. Zucchi
PRESIDENT
DANIEL E. ZUCCHI ASSOCIATES


                                    OFFICERS

Caesar Bryan
PRESIDENT AND
PORTFOLIO MANAGER

James E. McKee
SECRETARY

Bruce N. Alpert
VICE PRESIDENT
AND TREASURER

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                            Willkie Farr & Gallagher


-------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of Gabelli Gold Fund, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
-------------------------------------------------------------------------------

[PHOTO]

GABELLI
GOLD
FUND,
INC.

                                                           FIRST QUARTER REPORT

                                         MARCH 31, 1997